LOANS PAYABLE (Tables)	9 Months Ended
Aug. 31, 2022
Loans Payable
Schedule of loans payable balances and transactions

	Credit Facility	Related Parties	Total
	$	$	$
Balance, November 30, 2020	493,087	-	493,087
Repayment - shares	(498,329)	-	(498,329)
Net exchange differences	5,242	-	5,242
Balance, November 30, 2021	-	-	-
Advance	-	138,150	138,150
Interest expense	-	10,559	10,559
Balance, August 31, 2022	-	148,709	148,709